Exhibit 10.1

                   FIRST AMENDMENT TO THE RIGHTS AGREEMENT

                    AMENDMENT made and entered into as of the first day of October, 1996 by and between Health Systems International, Inc. (the "Company") and Harris Trust and Savings Bank (the "Rights Agent"), under the Rights Agreement dated as of June 1, 1996, by and between the Company and the Rights Agent (the "Agreement").

                    WHEREAS, the Company and the Rights Agent have heretofore executed and entered into the Rights
          Agreement; and

                    WHEREAS, pursuant to Section 27 of the Rights
          Agreement, the Company may from time to time prior to the Distribution Date (as defined therein) supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof; and

                    WHEREAS, it is proposed that the Company enter into an Agreement and Plan of Merger (the "Merger
          Agreement"), among the Company, Foundation Health
          Corporation, and FH Acquisition Corp., a wholly owned subsidiary of the Company; and

                    WHEREAS, the Board of Directors of the Company has determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders; and

                    WHEREAS, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement to exempt the Merger Agreement and the transactions contemplated thereby from the application of the Rights Agreement.

                    NOW THEREFORE, the Company and the Rights Agent hereby amend the Rights Agreement as follows:

                    A.   Section 1(a)(vi) of the Agreement is
          hereby amended by adding the following at the beginning of such subsection:

                    at all times, until the "Effective Time" as defined in that certain Agreement and Plan of Merger, dated October 1, 1996, among the Company, FH Acquisition Corp. (the "Merger Sub") and Foundation Health
          Corporation ("FHC") (the "Merger Agreement"),

                    B.   Section 1(a) of the Agreement is hereby
          amended by adding the following sentence at the end thereof:

                    The Common Stock to be issued to and received by stockholders of FHC pursuant to the Merger Agreement shall be deemed to have been acquired from the Company consistent with the terms of subsection 1(a)(v) of first sentence of Section 1(a) and subsection (ii) of second sentence of Section 1(a) on line 40 of Section 1(a) and shall be subject to all other terms of this Section 1(a).

                    C.  Section 1(b)(i) is hereby amended by
          deleting the last word thereof and adding the following at the end thereof:

                    for a period from the "Effective Time" (as defined in the Merger Agreement), through the first two years following the Effective Time for so long as Dr. Hasan shall be the chief executive officer and director of the Company, unless such determination is made by the vote of at least eight members of the Board of Directors, and

                    D.  Section 30 of the Agreement is hereby
          amended to add the following sentence at the end thereof:

                    Nothing in this Agreement shall be construed to create or cause a Distribution Date or Stock Acquisition Date or to constitute a Triggering Event or give any holder of Rights or any other Person any legal or equitable rights, remedy or claim under this Agreement in connection with the Merger Agreement or any transactions contemplated by the Merger Agreement.

                    E.  This Amendment shall be deemed to be a
          contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

                    F.   This Amendment may be executed in any
          number of counterparts, each of which shall for all purposes be deemed an original, and all of which together shall constitute but one and the same instrument.

                    G. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Rights Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and affect.


                    IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

          Attest:                            HEALTH SYSTEMS
                                             INTERNATIONAL, INC.

               [SEAL]

          By:---------------------           By:-------------------------
              Name:                               Name:
              Title:                              Title:

          Attest:                            HARRIS TRUST AND SAVINGS
                                             BANK

               [SEAL]

          By:---------------------           By:-------------------------
              Name:                               Name:
              Title:                              Title: